UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 6, 2010

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

(a)           On December 7, 2010, Cephalon, Inc. (the “Company”) and Mesoblast Limited, an Australian company listed on the Australian Securities Exchange (“Mesoblast”), issued a press release announcing that the Company and Mesoblast have entered into a strategic alliance, pursuant to the following agreements:

•                  Under the terms of the Stock Purchase Agreement by and among Cephalon International Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Cephalon International”), Angioblast Systems Inc., a Delaware corporation and a wholly-owned subsidiary of Mesoblast (“Angioblast”), and certain stockholders of Angioblast, Cephalon International purchased an equity interest in Angioblast for US$133.9 million that was thereafter converted in connection with the previously announced merger of Angioblast and Mesoblast (which was consummated on December 7, 2010) into the right to receive ordinary shares of Mesoblast (the “Merger Shares”) representing an approximately 13% equity interest in Mesoblast (assuming that Angioblast equityholders elect to receive the maximum number of shares possible in the Merger).

•                  Under the terms of the Subscription Deed (the “Subscription Deed”) by and between Cephalon International and Mesoblast, Mesoblast will issue to Cephalon International the number of Mesoblast ordinary shares (the “Top Up Shares”) necessary for Cephalon International to own, when added to the Merger Shares, a 19.99% equity interest in Mesoblast’s outstanding ordinary shares at a price of A$4.35 (provided that Cephalon International shall not be required to pay more than A$110,601,295 in total for the Top Up Shares).  The issuance of the Top Up Shares is conditioned on Mesoblast shareholder approval and certain other regulatory approvals.   The Company anticipates the issuance of the Top Up Shares will occur in the first quarter of 2011.  Pursuant to the Subscription Deed, Cephalon has entered into a standstill agreement to limit its investment to 19.99% of Mesoblast’s outstanding ordinary shares until December 7, 2011, with a right to maintain its equity interest in Mesoblast at 19.9% on a top up basis, subject to the Australian Securities Exchange rules. The Company’s Chief Operating Officer J. Kevin Buchi will join the Mesoblast Board of Directors, effective immediately.

•                  Under the terms of the Development and Commercialization Agreement (the “Development Agreement”) between the Company and Angioblast, the Company has the exclusive, worldwide rights to develop and commercialize products derived from Angioblast’s proprietary adult mesenchymal precursor cells technology for augmenting hematopoietic stem cell transplantation in cancer patients and for the treatment of certain cardiovascular diseases (congestive heart failure and acute myocardial infarction, angina and peripheral vascular disease/critical limb ischemia), and neurodegenerative disease (including stroke, multiple sclerosis, Parkinson’s disease, Huntington’s disease and Alzheimer’s disease) .  The Company paid Angioblast an upfront fee of US$100 million and will pay an additional fee of US$30 million upon the satisfaction of the conditions (including Mesoblast stockholder approval) to Mesoblast’s issuance of the Top Up Shares.  Angioblast may also receive regulatory approval milestones totaling up to US$1.7 billion.  Angioblast will be responsible for the conduct and expenses of certain Phase IIa clinical trials and commercial supply of the products. The Company will be responsible for the conduct and expenses of all Phase IIb and III clinical trials and subsequent commercialization of the products. Mesoblast will retain all manufacturing rights and will receive a royalty based on net sales of products (the royalty includes any cost of Angioblast’s supply of products to the Company).  The Development Agreement also provides that Angioblast can terminate the Development Agreement in part to recover rights to the product with respect to certain indications and territories if the Company fails to engage in certain efforts with respect to clinical development .

The Company hereby incorporates by reference the press release dated December 7, 2010, attached hereto as Exhibit 99.1(a), and made a part of this Item 1.01 (a).

(b)           Effective December 7, 2010, the Company entered into the Sixth Amendment (the “Amendment”) to the Credit Agreement dated as of August 15, 2008, among the Company, the lenders named in the Credit Agreement and JPMorgan Chase Bank, N.A., as administrative agent, as amended by that certain First Amendment to the Credit Agreement effective November 21, 2008, that certain Second Amendment to the Credit Agreement dated as of February 27, 2009, that certain Third Amendment to the Credit Agreement dated as of May 21, 2009, that certain Fourth Amendment to the Credit Agreement dated as of December 22, 2009 and that certain Fifth Amendment to the Credit Agreement dated as of March 22, 2010 (the “Credit Agreement”).   The purpose of the Amendment is to provide that the Company’s transactions with Mesoblast and Angioblast described above are permitted under the Credit Agreement.

The foregoing is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference

Item 8.01                                             Other Events

On December 6, 2010, the Company issued a press release regarding Frank Baldino, Jr., Ph.D., the Company’s Chairman and Chief Executive Officer.

The Company hereby incorporates by reference the press release dated December 6, 2010, attached hereto as Exhibit 99.1(b), and made a part of this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(d)                                           Exhibits.

Exhibit No.	Description of Exhibit

10.1

Sixth Amendment dated as of December 7, 2010 to the Credit Agreement dated as of August 15, 2008 among Cephalon, Inc., the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Deutsche Bank Securities Inc. and Bank of America N.A., as co-syndication agents, Wachovia Bank, N.A. and Barclays Bank plc, as co-documentation agents, and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint bookrunners and joint lead arrangers

99.1(a)	Press Release of Cephalon, Inc. and Mesoblast Limited dated December 7, 2010

99.1(b)	Press Release of Cephalon, Inc. dated December 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: December 10, 2010	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Sixth Amendment dated as of December 7, 2010 to the Credit Agreement dated as of August 15, 2008 among Cephalon, Inc., the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Deutsche Bank Securities Inc. and Bank of America N.A., as co-syndication agents, Wachovia Bank, N.A. and Barclays Bank plc, as co-documentation agents, and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint bookrunners and joint lead arrangers

99.1(a)	Press Release of Cephalon, Inc. and Mesoblast Limited dated December 7, 2010

99.1(b)	Press Release of Cephalon, Inc. dated December 6, 2010